SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2005

STEEL DYNAMICS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 260-459-3553

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.	Results of Operations and Financial Condition

On October 19, 2005, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Announces Net Income of $45 Million for Third Quarter” containing information about the company’s results of operations for the three and nine months ended September 30, 2005. The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

	Exhibit Number	Description

	99.1	A press release dated October 19, 2005 titled “Steel Dynamics Announces Net Income of $45 Million for Third Quarter”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Gary Heasley

Date: October 19, 2005	By:	Gary Heasley
Vice President & CFO